                         DISTRIBUTION SERVICE AGREEMENT

         This Distribution Service Agreement (the "Agreement") is made and entered into and is effective as of the 10th day of October, 1999, by and between The Pantry, Inc., a Delaware corporation ("Pantry") and Lil' Champ Food Stores, Inc., a Florida corporation ("Lil' Champ) (Pantry and Lil' Champ are hereinafter sometimes referred to collectively as the "Company") and McLANE COMPANY, INC., a Texas corporation (hereinafter referred to as "McLane").

                                    RECITALS

         WHEREAS, Company is in the business of operating retail convenience food stores; and

         WHEREAS, McLane is in the business of wholesale distribution of food and non-food/general merchandise products throughout the United States of America;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

         1.1 Company Stores. For purposes of this Agreement, the term "stores" means the owned or managed convenience food stores of Company. Should Company build new or otherwise acquire additional stores after the date of this Agreement, such additional stores shall be included within the definition of stores.

         1.2 Franchisees and Licensees. During the term of this Agreement, Company agrees to recommend McLane as the supplier to any franchisees and licensees of Company, if any.

         1.3 Purchase of Products and Services. During the term of this Agreement Company will purchase from McLane, and McLane will sell to Company, all of Company's requirements of wholesale food and non-food/general merchandise products customarily supplied by convenience food wholesalers; provided, however, that the foregoing shall have no effect upon products purchased by Company from other vendors for whom McLane is not an approved supplier for existing and future branded fast food operations; and further, provided, that Company may purchase (i) traditional DSD products from DSD (direct store delivery) vendors, and (ii) all types of products currently being purchased from other vendors other than full-line convenience food wholesalers (it being understood that McLane may at any time propose for additional business). Such products to be purchased from

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

McLane shall include those standard convenience food store items, including, but not limited to, the following (the "Products"):

(a) Groceries, including coffee, tea, cereal, canned meats, condiments, juice, baby food, canned and dry goods and eggs;

(b) Deli foods, including meats and salads, breakfast foods, nachos and bulk sausage, franks, cheese and fish;

(c) Frozen foods, such as fruits, vegetables and juices;

(d) Frozen fast foods, such as burritos, pizza, pizza pieces, frozen sandwiches and salads;

(e) Candy, snacks and popcorn;

(f) Cigarettes and tobacco products;

(g) Cold packaged meats, lunch meats and cheeses;

(h) Shortening, breading and kitchen supplies;

(i) Private or controlled label soft drinks and beverages;

(j) Post mix products;

(k) Store supply items, i.e., bags, wraps, fast food supplies (including napkins, individual condiments and cleaners);

(l) Cooler items, i.e., cheese, biscuits, dips, cultured products, butter and margarine;

(m) Health and beauty aids, hosiery, and film and flash; and,

(n) General merchandise items, including motor oil, other automotive products, housewares, hardware, electrical supplies, baby supplies, sunglasses, lighters, toys and pet supplies.

McLane, by and through its divisions and/or subsidiaries, shall supply and deliver those products described hereinabove which are ordered by Company on a weekly basis according to those prices outlined in the Billing Plans attached hereto as Exhibit "A" and made a part hereof. The foregoing described product categories and pricing plan may be adjusted as market conditions change, and significant changes in fuel prices may also involve additional charges, all in accordance with Article V hereof.

McLane's right to propose coverage of other vendor/supplier sources would require a competitive offer with the terms offered by vendors.

         1.4 Application of Agreement to Acquired Stores. This Agreement shall apply to any convenience store chain or group of convenience stores directly or indirectly acquired by the Company subsequent to the date of this Agreement which store(s) are not then covered by an existing supply agreement. Should said acquired store(s) be covered by an existing supply agreement, this Agreement shall apply upon the expiration of the then existing supply agreement. The Company is permitted to renegotiate with an existing supplier as the existing service agreement expires and McLane has the option to match the terms offered by existing supplier for such acquired stores.

The Company will be paid a service allowance for each acquired store or new store pursuant to Section 3.2.

         1.5 Cost. All merchandise (whether purchased by McLane directly from a manufacturer or from another source), other than cigarettes, shall be billed at McLane's cost, plus applicable percentage markups for each UIN department as set forth on the Billing Plan, plus any federal, state or local taxes where prescribed by law (e.g. state tax on tobacco products). This total is then reduced by promotional deals and allowances granted by manufacturers specifically to retailers for the time period provided by the manufacturers during their buy period. For purposes of this Agreement, McLane's cost shall mean the manufacturer's current publicly quoted delivered cost based on the buying bracket in which McLane normally buys that product for that particular McLane division or subsidiary. Delivered cost includes freight expense from manufacturers' shipping point to the appropriate McLane division or subsidiary and provides sort and segregation of that product. Backhaul income generated by McLane using its own or another authorized carrier, at McLane's expense, shall be retained by McLane. This publicly quoted delivered cost will be without regard to any cash discount or volume rebates allowed by the manufacturer to McLane. McLane reserves the right to impute cash discounts of up to two percent (2%) or any portion thereof which is not allowed by the manufacturer to McLane and to do so based upon the delivered cost. For purposes of this Agreement the term "manufacturer" means the person or entity that manufactures or causes others to manufacture goods or products which are marketed under brands or labels controlled by such person or entity.

         1.6 Favored Nations. McLane warrants that the net price of Products based on a market basket approach, inclusive of all allowances, discounts and rebates, paid by Company for Products delivered hereunder will be at least equal to the net price paid by any other customer of McLane based upon any other respective customers of McLane in the same geographic location and in the same class of trade and similar volume.

         1.7 Obligations on Default/Termination. In the event this Agreement is terminated as a result of a breach of and/or default in the terms and/or conditions of this Agreement by

Company or for any other reason, then Company shall pay McLane all of the remaining unamortized portion of the Service Allowance described in Section 3.1 herein.

                                   ARTICLE II

                                 SUPPLY SERVICES

         2.1 Product Delivery. McLane, by and through its divisions and/or subsidiaries, shall supply and deliver those Products described hereinabove which are ordered by Company on a weekly basis except as otherwise agreed to by the parties. Deliveries will be scheduled seven (7) days per week, twenty-four
(24) hours a day. Stores will not be required to accept delivery during hours when such stores are closed, where city ordinance prohibits or when a delivery would create a major business disruption. McLane delivery vehicles will be allowed to park on either side of a Store permitting McLane's ramp to touch down on Store's sidewalk. At no time will entry to Store or gas pumps be blocked by McLane delivery vehicles. Deliveries should be conducted so as not to unreasonably hinder parking at stores but delivery vehicles shall be entitled to park so as to be able to lower the walkboard onto the sidewalk in front of a store provided space is available when the delivery vehicle arrives.

     McLane will hold reviews every four (4) weeks with Company to analyze McLane's order quality (i.e, over, short and damaged products) and on-time deliveries. McLane agrees that it shall maintain a service level (i.e., the ratio of products invoiced to products ordered) of not less than *%. In the event McLane fails to maintain a level of order quality of *%, on-time deliveries of *%, or a service level of at least *% over any eight (8) consecutive week period, then Company shall notify McLane in writing setting forth the details of any such failure. If McLane does not achieve the required levels of order quality, during the immediately succeeding eight (8) week period, then Company shall have the right to have all deliveries made *, as of McLane's next reroute date.

         2.2 *

         2.3 Other Customers of McLane. This Agreement shall in no way act to foreclose McLane from supplying and delivering products or services to any other customer or entity.

         2.4 Twice Per Week Delivery. McLane will provide twice weekly delivery to * percent (*%) of Company's stores. In the event the Company requires twice weekly delivery to more than * percent (*%), Company will be assessed an additional $* per week per store service charge. Should Company require twice weekly delivery in more than * percent (*%) of its Stores, McLane and Company will negotiate an appropriate fee for those additional deliveries.

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                   ARTICLE III

                                  COMPENSATION

         3.1 Service Allowance. McLane agrees to pay to Company a Service Allowance in the total amount of $* within ten (10) business days after the date the last party executes this Agreement (the "Service Allowance") subject to repayment by Company to McLane and to additional Service Allowance payments by McLane to Company in accordance with Section 3.2 below.

..        The Service Allowance is based on $* per Store per year and shall be amortized over the term of this Agreement applying the straight-line method of amortization in accordance with generally accepted accounting principles. This Service Allowance shall be reduced by the amount of the unamortized service allowance paid by McLane in accordance with that one certain Distribution Service Agreement dated March 29, 1998 entered into by and between the Company and McLane, as the same may have been amended through the Effective Date (the "Prior Agreement"), which amount the Company and McLane agree is $*, making the Service Allowance payable to Company $*.

         3.2 Service Allowance Annual Adjustment. On each anniversary date of this Agreement, the Service Allowance will be adjusted for net Store openings or closings during the proceeding twelve (12) month period. In order to complete its Store evaluations, the Company may close, during the term of this Agreement, up to * (*) Stores with no penalty under this Agreement. The amount to be paid by McLane to Company for new stores and the amount to be paid to McLane by Company for closed stores shall be equal to the number of full months from opening or closing (as applicable) through the end of the term of this Agreement multiplied by $*. The amount will be paid to Company or paid by Company to McLane (if closings exceed openings) within thirty (30) days following each anniversary date of this Agreement. The administration and calculation will be performed by McLane/Carolina, Inc. and the Vice President of Merchandising of Company.

         3.3 Volume Incentive. Company shall be entitled to a volume incentive program by which McLane will pay Company a volume rebate of *% on * purchases. Payment will be made at the conclusion of each 4 week accounting period. The volume incentive is expected to cause Company to increase purchases from McLane.

         3.4 Payment Terms for Products Purchased. Company shall cause payment to be made by wire transfer to McLane for all Products purchased by the stores not later than 12:00 Noon, Central Standard Time or, if applicable, Central Daylight Savings Time, on the * following the week of delivery (for the purpose of this Section 3.4, each week is considered to end on Friday).

     * Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

         For Illustration Purposes Only: For deliveries made during the week of October 16, 1998 through October 22, 1999, payment will be due and payable to McLane no later than 12:00 Noon, Central Standard Time, or, if applicable, Central Daylight Savings Time, on *.

         McLane understands that the Company may be unable to routinely comply with the terms as stated. Alternately the Company may require an additional * days beyond stated terms. As compensation for the extension of terms in addition to a difference in accounting reporting periods, the Company, upon request of McLane, shall make a deposit of funds with McLane in an amount of up to * days of sales which shall be maintained at all times. The deposit will be adjusted as necessary to reflect increases or decreases in sales volume. Company agrees to make an initial deposit of $* on or before December
         1, 1999.

         McLane will review the Company's payment history with McLane and average outstanding accounts receivable balance on or before May 31, 2000 to determine if the Company's initial deposit should be increased. Upon any termination of this Agreement or upon any breach of this Agreement by the Company, McLane shall be entitled to offset the amount on deposit against any amounts due McLane by the Company.

         3.5 Tote and Canister Charges. McLane will charge Company $* for each net tote left at a Store and credit the Company $* for each net tote picked up from a Store. This net charge or credit will also apply to CO2 canisters at the rate of $* per canister. In order not to negatively impact the Company's cash flow, McLane will determine, from delivery documents for the week prior to the Effective Date of this Agreement, the number of totes and CO2 canisters in the Stores as of the Effective Date of this Agreement. The number of totes times $* per tote and the number of canisters times $* per canister will be set up as a receivable by McLane and a payable by the Company. At the conclusion of this Agreement, these accounts will be reconciled by McLane and Company.

                                   ARTICLE IV

                              TERM AND TERMINATION

         4.1 Term. This Agreement shall commence and become effective on the Effective Date hereof and, unless earlier terminated in accordance with terms of this Agreement, will continue thereafter for a period of five (5) years from the Effective Date. Upon termination of this Agreement, McLane and Company will each fulfill their respective obligations hereunder with respect to all orders that have been placed by Company and/or delivered by McLane prior to the effective date of such termination.

* Selected portions have been deleted as confidential pursuant to Rule
24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."
                                       6

         4.2 Service Commencement Date. The "Effective Date" means October 10, 1999, unless changed by mutual agreement of the parties.

         4.3 Termination. In the event Company fails to make payments for any Products or services purchased from McLane at such time as payment is required to be made by this Agreement ("Payment Default"), McLane will have the immediate right to suspend performance of its obligations under this Agreement until such time as the Payment Default is cured. In the event of a Payment Default, if such default is not cured within twenty-four (24) hours after Company receives notice of default from McLane, then this Agreement shall terminate and all amounts outstanding to McLane, including, but not limited to, the remaining unamortized portion of the Service Allowance, will be immediately due and payable. However, nothing in this Agreement shall constitute a waiver of McLane's remedies under applicable law.

Additionally, McLane may suspend performance of its obligations and/or terminate this Agreement in the event of Insolvency of Pantry or Lil' Champ. In the event of a termination, the Company shall immediately repay the unamortized portion of the Service Allowance to McLane.

     The Company may terminate this Agreement (i) immediately on written notice to McLane following a default by McLane with respect to the payment of any amounts owed to the Company under the terms of this Agreement, which default has remained uncured for five (5) days after McLane's receipt of written notice of such default from Company, (ii) sixty (60) days following Company's written notice to McLane that McLane is in a breach of its material obligations hereunder, if such breach has not been cured within such sixty (60) day period,
(iii) immediately following the Insolvency of McLane, (iv) upon sixty (60) days notice if McLane is found to be in violation of Section 2.1, (v) immediately, following the violation of Section 6.4 by McLane or (vi) * If the Company terminates this Agreement for one of the above enumerated reasons, then no fee or other amount shall be due and payable by the Company to McLane in connection with such termination.

For purposes of this Agreement,

         (A) "Insolvency" shall mean that, with respect to an entity, such entity shall (i) make a general assignment for the benefit of creditors or an agent authorized to liquidate its assets, (ii) become the subject of an "order for relief" within the meaning of the United States Bankruptcy Code, and such order is not stayed within sixty (60) days, (iii) file a petition in bankruptcy or for reorganization, or effect a plan or other arrangement with creditors,
(iv) file an answer to a creditor's petition, admitting the material allegations thereof, for involuntary bankruptcy or for reorganization or to effect a plan or other arrangement with creditor, (v) apply to a court for the appointment of a receiver or

* Selected portions have been deleted as confidential pursuant to Rule
24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

custodian for substantially all of its assets or properties, with or without consent, and such receiver is not discharged with sixty (60) days after appointment or (vi) adopt a plan of complete liquidation of its assets; and

         (B) *

         4.4 Auditing. Company's authorized representative shall have the right during normal business hours upon minimum of fourteen (14) days notice to examine only those records applicable to Company's specific account in order to verify cost and the cost plus margin. If such examination discloses an overstatement of cost or the cost plus margin price, McLane shall reimburse Company for the overcharge. If such examination discloses an understatement of cost or the cost plus margin price, Company shall reimburse McLane for the undercharge. If a pattern of overcharge is established, Company has the right to terminate this Agreement. In order for a "pattern of overcharge" to be established, Company must conclusively establish that during any twelve (12) consecutive month period, the overstatements must be in excess of the understatements by more than five percent (5%) of the total amount of the Company's purchases from McLane in such twelve (12) month period.

                                    ARTICLE V

                                  RENEGOTIATION

         After the Effective Date, either party hereto shall have the right to send a notice requesting renegotiation of this Agreement (a "Renegotiation Notice") in the event of a change in the present circumstances which affect product or delivery cost or if McLane's Products and services or prices to Company are not competitive based on a total market basket approach with respect to the Products and services to be provided by McLane to Company pursuant to this Agreement. In addition, any comparison of prices and services shall only be with a full-line distributor competitor of McLane. This Agreement shall continue unchanged until the parties agree on any change(s) to be made, unless terminated pursuant to the following terms and provisions of this Article. If the parties do not agree to a change or changes within sixty (60) days after a Renegotiation Notice is sent, the party sending the Renegotiation Notice shall have the right to terminate this Agreement by sending a Notice of Termination to the other party within three (3) days after the expiration of such sixty (60) day renegotiation period, and in such event the termination shall become effective sixty (60) days after the date of the other party's receipt of the Notice of Termination. Neither party shall have any right to send more than one Renegotiation Notice within any calendar year. Upon any termination of this Agreement pursuant to this Article V, Company shall pay to McLane *% of the unamortized portion of the Service Allowance

* Selected portions have been deleted as confidential pursuant to Rule
24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

on the effective date of termination. After the fifth (5/th/) full year of this Agreement the service allowance shall be earned and the so called straight line amortization method terminated.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 Organization, Good Standing, Etc. Company hereby represents and warrants to McLane that it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite power and authority, and all material licenses, permits and certificates to own and operate its properties and assets and to carry on its business. Company further represents and warrants that it is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or operation of its properties or assets or the nature of its business requires such qualification.

         6.2 Assignment. This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but may not be assigned by any party hereto without the prior written consent of the other party; provided, however, that McLane shall be entitled to perform its duties and obligations hereunder using one or more of its subsidiaries or divisions.

         6.3 Notices. Any notice, request, consent, waiver or other communication required or permitted hereunder shall be effective only if it is in writing and delivered personally, by telecopy or by registered or certified mail, postage prepaid, to the other party at the following address (or to such other address as the parties shall provide to the other in writing):

         If to Company:

         President
         Lil' Champ Food Stores, Inc.
         P. O. Box 23180
         Jacksonville, Florida 32241-3180
         Telephone:  (904)  464-7200
         Telecopier: (904)  464-7234

         The Pantry, Inc.
         1801 Douglas Drive
         Sanford, North Carolina 27330
         ATTN:  President
         Telecopier:  (919) 774-3329

         With a copy to:

         Freeman Spogli & Co. Incorporated
         11100 Santa Monica Boulevard
         Suite 1900
         Los Angeles, California 90025
         ATTN:  Mr. Peter J. Sodini

         If to McLane:

         President and CEO
         McLane Company, Inc.
         P. O. Box 6115
         Temple, Texas 76503-6115

         With a Copy to:

         General Counsel
         McLane Company, Inc.
         P. O. Box 6115
         Temple, Texas 76503-6115

         Telephone:  (817)  771-7573
         Telecopier: (817)  771-7515

Any such notice, request, consent, waiver or other communication will be deemed to have been given and received as of the date personally delivered or telecopied, or three (3) business days after being mailed as aforesaid.

         6.4 Confidentiality. McLane and Company each agree that all information communicated to it by the other, whether before or after the Effective Date, will be and was received in strict confidence, will be used only for purposes of this Agreement and that no such information, including without limitation the provisions of this Agreement, will be disclosed by the recipient party, its agents or employees without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the recipient party. The provision of this paragraph will survive termination, for any reason, of this Agreement. No party shall disclose the terms and conditions of this Agreement to any third party.

         6.5 Reporting. Company shall furnish McLane its current financial statements prepared in accordance with generally accepted accounting principles along with annual audited financial statements, 120 days from Company's fiscal year end. Such financial statements shall be furnished annually and shall be addressed to Credit Department, McLane Company, Inc., P. O. Box 6115, Temple, Texas 76503-6115. The failure of

Company to furnish such financial statements shall be grounds for termination of this Agreement.

         6.6 Publicity. Neither McLane nor Company will issue or make, or cause to have issued or made, any media release or public announcement concerning this Agreement or the transactions contemplated hereby without the prior approval of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of such party.

         6.7 Counterparts. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

         6.8 Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void by a court of competent jurisdiction, then both parties will be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable. If the remainder of this Agreement is not affected by such declaration or finding, then each provision not so affected will be enforced to the extent permitted by law.

         6.9 Entire Agreement. Notwithstanding any provision or reference in this Agreement to the contrary, this Agreement contains the entire understanding of the parties relating to the subject matter contained herein and supersedes all prior agreements and understanding, written or oral, relating to the subject matter hereof including, without limitation, the Prior Agreement; provided, however, that it is specifically understood and agreed that this Agreement in no way supersedes, voids, revokes, modifies nor amends that one certain Promissory Note dated February 1, 1999 in the original principal amount of $* executed by Company payable to the order of McLane, which Promissory Note remains in full force and effect and payable in accordance with its terms. This Agreement cannot be modified, amended or terminated except in writing signed by the party against whom enforcement is sought. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, the waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party against whom an assertion of waiver is made.

         6.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         6.11 Authority to Bind. Each person executing this Agreement warrants that he or she has full and legal authority to execute this Agreement for and on behalf of the respective corporations and to bind such corporations.

         6.12 Turn of the Century. Company and McLane represent and warrant that they will use all reasonable efforts to ensure software programs interface and record, store, process, and present calendar dates correctly, including calendar dates falling on or after January 1, 2000. A party shall not be liable to any other party for any breach of this Agreement caused in whole or in part by such other party's reasonable efforts not being successful.

         6.13 Limitation of Liability. Notwithstanding any provision or reference in this Agreement to the contrary, in no event shall McLane be liable to Company for any consequential, special, exemplary, incidental or punitive damages, including lost profits or business opportunities, or, losses attributable to or arising from overhead allocations or general and administrative costs and expenses, or for the acts or omissions of Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

                                       LIL' CHAMP FOOD STORES, INC.



                                       BY:  /s/ William P. Flyg
                                           ------------------------------
                                       Its: Executive Vice President
                                            -----------------------------

                                       THE PANTRY, INC.



                                       BY:   /s/ William P. Flyg
                                           ------------------------------
                                       Its:  Vice President
                                           ------------------------------


                                       McLANE COMPANY, INC.


                                       BY:   /s/ William Grady Rosier
                                           ------------------------------
                                             WILLIAM GRADY ROSIER
                                             PRESIDENT AND CEO
                                             McLANE COMPANY, INC.

                                   EXHIBIT "A"

Service Charge                     $* per store/per week

Label Fee                          $* Single Sell/$* Full Case/$* GMP

Repack Charge               $* per tube

.. Totes at $* and CO2 canisters at $* net adjustments at time of delivery

..  Fuel Surcharge reserved

..  Deals and allowances passed off invoice

..  Single Sell: Grocery mark up plus $* per unit

..  CATCHWEIGHT - *% on cost plus mark-up

$* per store average minimum GMP purchase for Full Service GMP program indexed annually for inflation

$* per store average minimum GMP purchase for Limited Service GMP program indexed annually for inflation

         The stores' product mix will be developed using the currently existing items in each McLane Division inventory mix, including store use items; provided, however, that McLane agrees to stock Company's proprietary or other specialty items. Company agrees to review the stores' product mix each quarter and replace slow moving items with an item reflecting greater unit sales within the McLane Division. Slow moving items are defined as those items within each respective McLane Division which do not meet the following McLane annual inventory category turn standards which standards may be changed by McLane from time to time:

         Category                                 Annual "Turns"
         Cigarettes                                  * turns
         Confection                                  * turns
         Snacks                                      * turns
         Perishable (meats/cheese)                   * turns
         Frozen                                      * turns
         Grocery Standard                            * turns
         Retail Beverages                            * turns
         Supplies (cups/lids)                        * turns
         Health & Beauty Care                        * turns
         General Merchandise                         * turns

* Selected portions have been deleted as confidential pursuant to Rule
24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

     If a slow-moving item is a part of McLane's core item mix, McLane shall dispose of all such items remaining in the stores after a * day mark down and sell through at the store level, such mark down to be absorbed by the store and not McLane. If the slow-moving item is a proprietary item of Company or other specialty item stocked by McLane at Company's request, Company shall purchase from McLane all such slow-moving items within * days after the end of the quarter in which such item should be replaced at a cost equal to the cost McLane paid for such item plus all customary and necessary handling costs and expenses.

         Additionally, it is understood and agreed that McLane shall make available at each McLane division one national brand of bottled water and the best selling regional brand of bottled water at the respective McLane division. If any store desires a different brand of bottled water, it shall be entitled to purchase it from another vendor.

* Selected portions have been deleted as confidential pursuant to Rule
24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                   EXHIBIT "A"

--------------------------------------------------------------------------------
UIN DEPT                 UIN DEPARTMENT DESCRIPTION           PERCENTAGE MARK-UP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROCERY
--------------------------------------------------------------------------------
20601                    GROCERY                                *%
---------------------------------------------------------------------------
20602                    SOFT/SPORTS DRINKS                     *%
---------------------------------------------------------------------------
20603                    FOUNTAIN SYRUPS FIGAL/BIB              *%
---------------------------------------------------------------------------
20604                    JUICES                                 *%
---------------------------------------------------------------------------
20605                    DRINK POWDER/LIQ. FOUNTAIN             *%
---------------------------------------------------------------------------
20606                    COOKIES/CRACKERS                       *%
---------------------------------------------------------------------------
20608                    NUTS/SNACKS                            *%
---------------------------------------------------------------------------
20610                    AUTOMOTIVE/MOTOR OIL                   *%
---------------------------------------------------------------------------
20611                    NACHO CHIPS                            *%
---------------------------------------------------------------------------
20612                    COFFEE VENDING                         *%
---------------------------------------------------------------------------
20614                    BULK POPCORN/SUPPLIES                  *%
---------------------------------------------------------------------------
20618                    GROCERY (NORMAL GMP)                   *%
---------------------------------------------------------------------------
20620                    DISPOSABLE LIGHTERS                    *%
---------------------------------------------------------------------------
20721                    CUPS & LIDS                            *%
---------------------------------------------------------------------------
20722                    STORE SUPPLIES/RACKS                   *%
---------------------------------------------------------------------------
20723                    BAGS (PAPER, PLASTIC)                  *%
---------------------------------------------------------------------------
20925                    CANDY FULL CASE                        *%
---------------------------------------------------------------------------
20926                    CANDY/BAG                              *%
---------------------------------------------------------------------------
21030                    CANDY/COUNT GOODS                      *%
---------------------------------------------------------------------------
21235                    SMOKELESS TOBACCO/SNUFF                *%
---------------------------------------------------------------------------
21338                    TOBACCO CHEWING/SMOKING                *%
---------------------------------------------------------------------------
21339                    CIGARETTE PAPERS                       *%
---------------------------------------------------------------------------
21442                    TOBACCO CIGARS                         *%
---------------------------------------------------------------------------
21545                    FROZEN FOOD RETAIL                     *%
---------------------------------------------------------------------------
21546                    FROZEN FOOD BULK/P.PACK                *%
---------------------------------------------------------------------------
21547                    DELI MEAT/BULK/PPKFROZEN               *%
---------------------------------------------------------------------------
21548                    BAKERY FROZEN                          *%
---------------------------------------------------------------------------
21649                    FROZEN FAST FOOD MISC/DESSERTS         *%
---------------------------------------------------------------------------
21650                    FROZEN SANDWICHES                      *%
---------------------------------------------------------------------------

* Selected portions have been deleted as confidential pursuant to Rule
24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                    EXHIBIT A

--------------------------------------------------------------------------------
UIN DEPT.            UIN DEPARTMENT DESCRIPTION            PERCENTAGE MARK-UP
--------------------------------------------------------------------------------
GROCERY
--------------------------------------------------------------------------------
21651                FZN. FAST FOOD/PIZZA/BURRITO              *%
----------------------------------------------------------------------------
21652                ICE CREAM (TAKE HOME)                     *%
----------------------------------------------------------------------------
21653                FROZEN NOVELTIES RETAIL                   *%
----------------------------------------------------------------------------
21757                REFRIGERATED                              *%
----------------------------------------------------------------------------
21758                REFRIGERATED JUICE/SHAKES                 *%
----------------------------------------------------------------------------
21759                PACKAGED CHEESE                           *%
----------------------------------------------------------------------------
21760                REFRIGERATED BAKERY                       *%
----------------------------------------------------------------------------
21761                EGGS                                      *%
----------------------------------------------------------------------------
21762                FRESH PRODUCE                             *%
----------------------------------------------------------------------------
21865                FROZEN BEEF                               *%
----------------------------------------------------------------------------
21866                PROCESSED MEATS                           *%
----------------------------------------------------------------------------
21867                WAFER MEATS                               *%
----------------------------------------------------------------------------
21868                FRESH BOX BEEF                            *%
----------------------------------------------------------------------------
21869                FRESH POULTRY                             *%
----------------------------------------------------------------------------
21870                FRESH SEAFOOD                             *%
----------------------------------------------------------------------------
21871                DELI MEAT/BULK/PPK/COOLER                 *%
----------------------------------------------------------------------------
21872                DELI CHEESE/BULK/PPK                      *%
----------------------------------------------------------------------------
21873                DELI SALADS/BULK/PPK                      *%
----------------------------------------------------------------------------
21874                FROZEN POTATOES                           *%
----------------------------------------------------------------------------
21875                FROZEN POULTRY                            *%
----------------------------------------------------------------------------
21876                FROZEN PORK                               *%
----------------------------------------------------------------------------
21877                FRESH SALADS                              *%
----------------------------------------------------------------------------
21878                FRESH BULK VEGETABLES                     *%
----------------------------------------------------------------------------
21879                FRESH BULK FRUITS                         *%
----------------------------------------------------------------------------
21880                PRODUCE PREPACKAGED                       *%
----------------------------------------------------------------------------
21881                FROZEN SEAFOOD                            *%
----------------------------------------------------------------------------
                                                               *%
----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                  CATEGORY                       SELF           COST PLUS             FULL
                                                                LIMITED
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Grocery products serviced by the Route
Merchandiser (RMS)
---------------------------------------------------------------------------------------------
All refrigerated & Dry Grocery               N/A                  *%                  *%
---------------------------------------------------------------------------------------------
Candy & Meat Snacks                          N/A                  *%                  *%
---------------------------------------------------------------------------------------------
Tobacco Products                             N/A                  *%                  *%
---------------------------------------------------------------------------------------------

* Selected portions have been deleted as confidential pursuant to Rule
24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------
UIN DEPT.         UIN DEPARTMENT                 BILLING PLAN         PERCENTAGE            MARK-UPS
G.M.P.            DESCRIPTION
                                                --------------------------------------------------------
                                                FULL SERVICE         LIMITED SERVICE      SELF SERVICE
--------------------------------------------------------------------------------------------------------
32002             HEALTH CARE                    *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32003             BEAUTY CARE                    *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32104             HAIR CARE                      *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32105             TOYS/GAMES/NOVELTIES           *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32106             SCHOOL/OFFICE PRODUCTS         *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32108             SCHOOL PAPER (ALL TYPES)       *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32110             CAPS/HATS                      *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32112             GLOVES                         *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32114             SOFT GOODS                     *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32115             BABY                           *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32116             HOSIERY                        *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32117             SHOE CARE                      *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32118             SUNGLASSES                     *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32120             MISC. GENERAL MERCHDISE        *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32122             PET SUPPLES                    *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32123             AUTO ACCESSORIES               *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32124             HOUSEHOLD                      *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32125             SEWING ACCESSORIES             *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32126             HARDWARE                       *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32127             ELECTRICAL                     *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32128O            LIGHT BULBS                    *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32130             FILM/TAPES                     *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32134             BATTERIES                      *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32136             SMOKING ACCESSORIES            *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32138             DISPOSABLE LIGHTERS            *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32140             LOGO LIGHTERS                  *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32142             ICE CHESTS                     *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32144             STORE SUPPLIES                 *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32146             CANDY/GMP                      *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32148             MEAT SNACKS                    *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32149             NUTS/SNACKS                    *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32150             SMOKELESS                      *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32151             CHEWING/ SMOKING               *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32153             CIGARS                         *%                    *%                     *%
--------------------------------------------------------------------------------------------------------
32154             GMP/GRO PRODUCT MISC.          *%                    *%                     *%
--------------------------------------------------------------------------------------------------------

*Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                    EXHIBIT A
                                   CIGARETTES

All cigarettes shall be billed at the then current manufacturer's list price plus $* per carton plus all applicable taxes and fair trade mark-ups (current invoice cost to the Company is set forth in the table below). The per carton rebates set forth below shall be paid to the Company within * days after the end of each McLane accounting period.

--------------------------------------------------------------------------------
STATE                   TYPE              INVOICE          REBATE     NET PRICE
                                          COST
--------------------------------------------------------------------------------
(2)FLORIDA              Branded           $*               $*         $*
--------------------------------------------------------------------------------
                        Generic           $*               $*         $*
--------------------------------------------------------------------------------
                        (2)Private Label  $*               $*         $*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2)GEORGIA              Branded           $*               $*         $*
--------------------------------------------------------------------------------
                        Generic           $*               $*         $*
--------------------------------------------------------------------------------
                        (2)Private Label  $*               $*         $*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KENTUCKY                Branded           $*               $*         $*
--------------------------------------------------------------------------------
                        Generic           $*               $*         $*
--------------------------------------------------------------------------------
                        (2)Private Label  $*               $*         $*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NORTH CAROLINA          Branded           $*               $*         $*
--------------------------------------------------------------------------------
                        Generic           $*               $*         $*
--------------------------------------------------------------------------------
                        (2)Private Label  $*               $*         $*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUTH CAROLINA          Branded           $*               $*         $*
--------------------------------------------------------------------------------
                        Generic           $*               $*         $*
--------------------------------------------------------------------------------
                        (2)Private Label  $*               $*         $*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3)INDIANA              Branded           $*               $*         $*
--------------------------------------------------------------------------------
                        Generic           $*               $*         $*
--------------------------------------------------------------------------------
                        (2)Private Label  $*               $*         $*
--------------------------------------------------------------------------------

*Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  TENNESSEE           Branded             $*            $*             $*
--------------------------------------------------------------------------------
                      Generic             $*            $*             $*
--------------------------------------------------------------------------------
                      (2)Private Label    $*            $*             $*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(6)                   Branded             $*            $*             $*
VIRGINIA
--------------------------------------------------------------------------------
                      Generic             $*            $*             $*
--------------------------------------------------------------------------------
                      (2)Private Label    $*            $*             $*
--------------------------------------------------------------------------------

(1) Cost subject to change due to, among other things, manufacturer price increase and increases in federal, state or local excise taxes. A reduction in the discount percentage to McLane Company would result in lower carton rebate. Local taxes not included in invoice cost shown.

(2) All retail off-invoice allowances on your Private Label passed to The Pantry & Lil' Champ, Inc.

(3) Designates Fair Trade State. Pricing established by state law. Rebates subject to proof of competitive offer by competition.

(4) McLane shall offer Company one-half of the price protection provided to McLane by the manufacturer on future increases in the price of cigarettes.

(5)    *

(6) Virginia Prices do not include municipal taxes and will be added to these prices, where applicable.

*Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                         FIRST AMENDMENT TO DISTRIBUTION
                                SERVICE AGREEMENT

         THIS FIRST AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT (the "Amendment") is made and entered into effective as of the 28th day of June, 2001, by and between The Pantry, Inc., a Delaware corporation ("Pantry"), Lil' Champ Food Stores, Inc., a Florida corporation ("Lil' Champ") (Pantry and Lil' Champ being hereinafter sometimes referred to collectively as the "Company") and McLane Company, Inc., a Texas corporation ("McLane").

                                    RECITALS

         WHEREAS, the Company and McLane entered into a Distribution Service Agreement effective as of October 10, 1999 (the "Service Agreement"); and

         WHEREAS, the Company and McLane desire to amend the Service Agreement;

         NOW, THEREFORE, for and in consideration of the promises, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and McLane do hereby agree as follows:

         1. Amendment of Section 3.4. Section 3.4 of the Service Agreement is hereby amended to read in its entirety as follows:

             3.4 Payment Terms for Products Purchased. Company shall cause payment to be made by wire transfer or McLane initiated ACH to McLane for all Products purchased by the stores not later than 12:00 Noon, Central Standard Time or, if applicable, Central Daylight Savings Time, * days from statement date, it being understood and agreed that statement date will be each Friday for all Products delivered from the immediately preceding Saturday through such Friday statement date. Such payments shall be in the full amount of the statement to which they relate. Any amounts not paid when due shall bear interest at the lesser of (i) eighteen percent(18%) per annum, or (ii) the maximum rate allowed by applicable law.

             For Illustration Purposes Only. For deliveries made during the week of Saturday, July 14, 2001 through Friday, July 20, 2001, payment will be due McLane nor later than 12:00 Noon, Central Standard Time, or, if applicable, Central Daylight Savings Time, on *.

         2.  Applicability of Amendment to Section 3.4. The amendment to Section
             3.4 of the Service Agreement set forth in Section 1 of this Amendment

*Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                  shall apply to deliveries for the week of Saturday, July 14, 2001 through Friday, July 20, 2001, and all deliveries thereafter during the term of the Service Agreement (i.e. the first payment to McLane by the Company pursuant to the amendment to Section 3.4 of the Service Agreement set forth in
                  Section 1 of this Amendment shall be due and payable no later than 12:00 Noon, Central Standard time or, if applicable, Central Daylight Savings Time, on *.

             3. Return of Deposit. Provided the Company is not in default of any of the terms and conditions of the Service Agreement, including without limitation, the payment that will be due and payable on * pursuant to the amendment to Section 3.4 of the Service Agreement set forth in Section 1 of this Amendment, in addition to any past due balances as a result of the change in fiscal payment week (i.e. invoices dated July 12th and 13th), McLane will refund to the Company, on or before August 10, 2001, the amount of money the Company currently has on deposit with McLane pursuant to Section 3.4 of the Service Agreement, which the Company and McLane both acknowledge and agree is * as of the date of this Amendment.

             4. No other Modifications. Except as specifically modified by this Amendment, all terms and conditions of the Service Agreement shall remain fully applicable and in full force and effect.

             IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                            LIL' CHAMP FOOD STORES, INC.

                                            By: /s/ Peter J. Sodini
                                               -------------------------------
                                            Printed Name: /s/ Peter J. Sodini
                                                          --------------------
                                            Title: Chief Executive Officer
                                                   ---------------------------


                                            THE PANTRY, INC.

                                            By: /s/ Peter J. Sodini
                                               -------------------------------
                                            Printed Name: /s/ Peter J. Sodini
                                                          --------------------
                                            Title: Chief Executive Officer
                                                   ---------------------------


                                            McLANE COMPANY, INC.

                                            By:  /s/ Terry McElroy
                                                ------------------------------
                                                  Terry McElroy
                                                  President, Grocery Operations

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

               SECOND AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT

         THIS SECOND AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT (the "Amendment") is made and entered into effective as of the 8th day of September, 2001, by and between The Pantry, Inc., a Delaware corporation ("Pantry"), Lil' Champ Food Stores, Inc., a Florida corporation ("Lil Champ") (Pantry and Lil' Champ being hereinafter sometimes referred to collectively as the "Company") and McLane Company, Inc., a Texas corporation ("McLane").

                                    RECITALS

         WHEREAS, the Company and McLane entered into a Distribution Service Agreement effective as of October 10, 1999 (the "Service Agreement"); and

         WHEREAS, the Company and McLane entered into a First Amendment to the Service Agreement effective as of June 28, 2001 (the "First Amendment"); and

         WHEREAS, the Company and McLane desire to further amend the Service Agreement;

         NOW, THEREFORE, for and in consideration of the promises, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and McLane do hereby agree as follows:

         1. Amendment of Section 6.4. The following sentence is hereby added to Section 6.4 of the Service Agreement:

               Anything to the contrary in this Agreement notwithstanding, McLane is hereby expressly authorized to disclose to manufacturers of cigarette Products (or to such manufacturers' agents or representatives), the volume of purchases of such manufacturer's cigarette Products by the Company from McLane pursuant to this Agreement and all other information related thereto as McLane desires to so disclose.

         2. Additional Rebate. The Company shall be entitled to an additional rebate of $* for each carton of cigarettes purchased by the Company from McLane after September 8th, 2001 for stores located in non-fair trade states.

         3. No Other Modifications. Except as specifically modified by this Amendment, all terms and conditions of the Service Agreement, as amended by the First Amendment, shall remain fully applicable and in full force and effect.

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

                                         LIL' CHAMP FOOD STORES, INC.

                                         By: /s/ William P. Flyg
                                             --------------------------------
                                         Printed Name: William P. Flyg
                                                       ----------------------
                                         Title: Executive Vice President
                                                -----------------------------

                                         THE PANTRY, INC.

                                         By: /s/ William P. Flyg
                                             --------------------------------
                                         Printed Name: William P. Flyg
                                                       ----------------------
                                         Title: Vice President
                                                -----------------------------

                                         McLANE COMPANY, INC.

                                          By: /s/ Terry McElroy
                                              -------------------------------
                                                  Terry McElroy
                                                  President Grocery Distribution